UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2015

CTC MEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52003	58-1869211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31A Leningradsky Prospekt Moscow, Russia	125284
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +7-495-785-6347

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On December 15, 2015, CTC Media, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 1 (the “Amendment”) to that certain Framework Agreement (the “Agreement”), dated September 24, 2015, by and between the Company and UTV-Management LLC, a company organized and existing under the law of the Russian Federation (the “Purchaser”), for the acquisition by the Purchaser (the “Sale”) of 75% of the outstanding participation interests in the Company’s wholly owned subsidiary, CTC Investments LLC (“CTC Investments”).

Pursuant to the Amendment, the parties thereto agreed to amend the Agreement as follows:

•                  In connection with an amendment of the Company’s 2015 Management Incentive Plan, which had originally provided for a bonus pool of $10 million payable in connection with an exit transaction, the amount payable by the Company in connection with the Sale was reduced to $6 million; the balance of $4 million (the “Incentive Pool”) will be used as a retention and incentive pool for the management of the operating businesses following the closing of the Sale. Accordingly, the Amendment provides for the retention of the Incentive Pool by CTC Investments and the obligations of the Purchaser in respect of potential bonuses to the Key Managers (as defined in the Agreement) in connection with their continued employment and the achievement of key performance indicators in 2016.

•                  The Amendment provides for certain transitional services by CTC Investments to the Company to assist the Company with the preparation of (i) the Company’s filings under the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, (ii) the Company’s financial statements and (iii) any required tax-related filings.

•                  To amend the form of Charter for CTC Investments.

•                  To make certain technical amendments.

The foregoing description of the Amendment and the transaction contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such Amendment, which is attached hereto as Exhibit 10.1 to this Form 8-K pursuant to Item 9.01, which is incorporated herein by reference.  The Amendment has been included to provide investors and stockholders with information regarding its terms.  It is not intended to provide any other factual information about the Company.

Item 9.01.                                        Financial Statements and Exhibits

(d)  Exhibits

10.1                        Amendment No. 1, by and between CTC Media, Inc. and UTV-Management LLC, dated December 15, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTC MEDIA, INC.

Date: December 16, 2015	By:	/s/ YULIANA SLASHCHEVA
		Name:	Yuliana Slashcheva
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1, by and between CTC Media, Inc. and UTV-Management LLC, dated December 15, 2015